___________________________________________

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2018

Gulf West Security Network, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-55805	46-3876675
(State of Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

Park Tower Building, 4th Floor, Suite 4200-A, 400 East Kaliste Saloom Road Lafayette, LA		70508-8517
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (337) 304-4043

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 28, 2018, the Board of Directors (the “Board”) of Gulf West Security Network, Inc. (the “Company) approved a change in fiscal year end of the Company from September 30th to December 31st. The Board’s decision to change the fiscal year end was related to the recent merger of the Company with LJR Security Services, Inc., a Louisiana corporation (“LJR”) to more closely align its operations and internal controls with that of its wholly owned subsidiary LJR.

Following such change, the date of the Company’s next fiscal year end is December 31, 2018. Consequently, the Company will file a quarterly report on Form 10-Q for the nine month period ended September 30, 2018 rather than Form 10-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gulf West Security Network, Inc.

Date: November 15, 2018	By: /s/ Louis J. Resweber
Louis J. Resweber
Chief Executive Officer